SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  FILED PURSUANT TO SECTION, 12, 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         CarrAmerica Realty Corporation
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)

                                 Amendment No. 1

         The undersigned registrant hereby amends Item 7(c) of its Current Report on Form 8-K filed with the Commission on February 5, 1998 as set forth in the pages attached hereto to file the Company's unaudited pro forma condensed consolidated (i) balance sheets at December 31, 1997 and 1996 and (ii) statements of operations for the three and twelve months ended December 31, 1997 and 1996.

Date:    February 10, 1998


                                            CARRAMERICA REALTY CORPORATION


                                            By:      /s/ Brian K. Fields
                                                     ------------------------
                                                     Chief Financial Officer

ITEM 7.  Financial Statements and Exhibits.

                  (b)      Pro forma financial information.

     CarrAmerica Realty Corporation hereby amends Item 7(c) of its Current Report on Form 8-K filed with the Commission on February 5, 1998 as set forth in the pages attached hereto to file the Company's unaudited pro forma condensed consolidated (i) balance sheets at December 31, 1997 and 1996 and (ii) statements of operations for the three and twelve months ended December 31, 1997 and 1996.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

                      Condensed Consolidated Balance Sheets

-------------------------------------------------------------------------------



(Unaudited and in thousands)


                                                                         December 31,        December 31,
                                                                              1997               1996
                                                                       ------------------  ------------------
                                                                          (Unaudited)
Assets
Rental Property                                                            $2,397,023       $1,475,998
   Less - accumulated depreciation                                           (184,266)        (119,657)
                                                                         ------------      -----------
      Net rental property                                                   2,212,757        1,356,341

Land held for future development                                               81,647           32,277
Construction-in-progress                                                      210,829           31,723
Cash and cash equivalents - unrestricted                                       23,845           27,637
Cash and cash equivalents - restricted                                         18,049            8,229
Accrued straight-line rents                                                    33,212           23,810
Other assets - net                                                            163,721           56,547
                                                                         ------------      -----------
                                                                           $2,744,060       $1,536,564
                                                                         ============      ===========

Liabilities and Stockholders' Equity
Liabilities:
   Revolving line of credit                                                   159,500          215,000
   Senior unsecured notes                                                     275,000               --
   Mortgages payable                                                          594,446          440,449
   Accounts payable and accrued expenses                                       87,462           43,040
                                                                         ------------      -----------
                                                                            1,116,408          698,489
                                                                         ------------      -----------

Minority interest                                                              74,955           50,597

Stockholders' equity:
   Preferred stock                                                                168               17
   Common stock                                                                   600              438
   Additional paid in capital                                               1,629,142          837,355
   Cumulative dividends paid in excess of net income                          (77,213)         (50,332)
                                                                         ------------      -----------
                                                                            1,552,697          787,478
                                                                         ------------      -----------
                                                                           $2,744,060       $1,536,564
                                                                         ============      ===========


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations

-------------------------------------------------------------------------------

(Unaudited and in thousands, except per common share amounts)


                                                           Three Months Ended          Twelve Months Ended
                                                              December 31,                 December 31,
                                                        --------------------------  ---------------------------
                                                           1997           1996         1997          1996
                                                           ----           ----         ----          ----

  Revenues:
     Rental income (1)                                  $  93,670         53,526      325,502      154,165
     Other real estate operating revenue:
        Real estate service income                          4,486          3,247       15,998       12,512
        Executive suites revenue                           12,865             --       17,865           --
     Gain on sale of assets                                 5,067             --        5,420           --
     Interest and other income                              1,128            575        3,107        2,185
                                                        ---------      ---------   ----------   ----------
           Total operating revenue                        117,216         57,348      367,892      168,862
                                                        ---------      ---------   ----------   ----------

  Operating expenses:
     Property Operating expenses:
        Operating expenses                                 23,770         13,502       84,432       37,047
        Real estate taxes                                   9,138          5,054       30,394       14,880
     Interest expense                                      14,262          9,773       51,528       31,630
     Executive suites operating expenses                   11,604             --       15,728           --
     General and administrative                             6,062          4,567       21,839       15,228
     Depreciation and amortization                         22,396         12,520       76,958       38,264
                                                        ---------      ---------   ----------   ----------
           Total operating expenses                        87,232         45,416      280,879      137,049
                                                        ---------      ---------   ----------   ----------

           Net operating income before minority
              interest and extraordinary item           $  29,984         11,932       87,013       31,813
  Minority interest                                        (2,515)          (837)      (8,273)      (4,732)
                                                        ---------      ---------   ----------   ----------
           Income before extraordinary item and
              nonrecurring charges                         27,469         11,095       78,740       27,081
           Extraordinary item-loss on early
             extinguishment of debt                            --             --         (608)        (484)
           Loss on write-off of investment and
             intangible assets                                 --         (2,279)          --       (2,279)
                                                        ---------      ---------   ----------   ----------
           Net income                                   $  27,469          8,816       78,132       24,318
                                                        =========      =========   ==========   ==========

  Basic net income per common share:
     Income before extraordinary item and
        nonrecurring charges                            $    0.35           0.23         1.23         0.90
     Extraordinary item and nonrecurring
        charges                                                --          (0.02)       (0.01)       (0.02)
                                                        ---------      ---------   ----------   ----------
           Basic net income per common share            $    0.35           0.21         1.22         0.88
                                                        =========      =========   ==========   ==========

  Diluted net income per common share:
     Income before extraordinary item and
        nonrecurring charges                            $    0.35           0.23         1.24         0.90
     Extraordinary item and nonrecurring
        charges                                                --          (0.02)       (0.01)       (0.02)
                                                        ---------      ---------   ----------   ----------
           Diluted net income per share                 $    0.35           0.21         1.23         0.88
                                                        =========      =========   ==========   ==========


NOTES:

(1) Rental income includes $2,715 and $895 of straight-line rents for the three month periods ended December 31, 1997 and 1996, respectively, and $9,892 and $1,373 for the twelve month periods ended December 31, 1997 and 1996, respectively.